                                                                   EXHIBIT 10.48

                      AMENDMENT NO. 6 TO CREDIT AGREEMENT

     AMENDMENT dated as of December 11, 1998 among CROWN PAPER CO. (the "Borrower"), CROWN VANTAGE INC. ("Holdings"), the BANKS listed on the signature pages hereof (the "Banks") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent (the "Administrative Agent").


                             W I T N E S S E T H :


     WHEREAS, the parties hereto have heretofore entered into a Credit Agreement dated as of August 15, 1995 (as heretofore amended, the "Agreement"); and

     WHEREAS, the parties hereto desire to amend the Agreement as more fully set forth below;

     NOW, THEREFORE, the parties hereto agree as follows:

     Section 1.  Defined Terms.    Unless otherwise specifically defined herein,
each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

     Section 2. Amendment to the Definition of Consolidated EBITDA. The definition of "Consolidated EBITDA" set forth in Section 1.1 of the Agreement is amended to read in its entirety as follows:

"    Consolidated EBITDA" means, for any fiscal period, Consolidated EBIT for such period plus, to the extent deducted in determining Consolidated Net Income for such period, (i) the aggregate amount of depreciation, amortization, non-cash incentive compensation expense and other similar non-cash charges, (ii) solely for any period ended on or prior to December 31, 1997 and solely to the extent not included in clause (i), the lesser of (x) the aggregate amount of write-downs, write-offs or reserves with respect to the rebuild of the Number One Paper Machine at St. Francisville and (y) $2,500,000 and (iii) solely for any period ended on or prior to December 31, 1998 and solely to the extent not included in clause (i), (x) the aggregate amount of write-offs with respect to the stream of lease payments on a co-generation facility at St. Francisville, up to $17,000,000 in the aggregate and (y) the aggregate amount of December non-recurring charges with respect to environmental compliance and workers compensation costs, up to $5,000,000 in the aggregate, in each case as described by the Borrower to the Banks prior to the date of effectiveness of Amendment No.6 to this Agreement dated as of December 11, 1998 among the Borrower, Holdings, the Banks and the Administrative Agent.

     Section 3.  Cash Flow Ratio.   Section 5.12 of the Agreement is amended to
read in its entirety as follows:

          SECTION 5.12. Cash Flow Ratio. As of the last day of each fiscal
                        ---------------
quarter of the Borrower set forth below, the Cash Flow Ratio at such day will not be less than the ratio set forth below opposite such fiscal quarter:

          Fiscal Quarter                              Ratio
          --------------                              -----

          Fourth quarter of 1998 fiscal year          0.145:1

          Thereafter                                  0.200:1

     Section 4. Interest Coverage Ratio. Section 5.13 of the Agreement is amended to read in its entirety as follows:

          SECTION 5.13. Interest Coverage Ratio. As of the last day of each
                        -----------------------
fiscal quarter of the Borrower set forth below, the Interest Coverage Ratio at such day will not be less than the ratio set forth below opposite such fiscal quarter:

          Fiscal Quarter                              Ratio
          --------------                              -----

          Fourth quarter of 1998 fiscal year          1.50:1

          Thereafter                                  2.50:1

     Section 5.  Net Worth.   Section 5.14 of the Agreement is amended to read
in its entirety as follows:

          SECTION 5.14. Minimum Consolidated Tangible Net Worth. Consolidated
                        ---------------------------------------
Tangible Net Worth will at no time during any fiscal period set forth below be less than the amount set forth in the table below opposite such period; provided that calculations of Consolidated Tangible Net Worth shall exclude the effect of
(i) the aggregate amount of the pretax write-offs with respect to the stream of lease payments on a co-generation facility at St. Francisville, up to $17,000,000 in the aggregate, (ii) the aggregate amount of the pretax December non-recurring charges with respect to environmental compliance and workers compensation costs, up to $5,000,000 in the aggregate and (iii) the aggregate amount of the potential pre-tax non-cash asset write-downs, up to $195,000,000 in the aggregate, in each case as described by the Borrower to the Banks prior to the date of effectiveness of Amendment No. 6 to this Agreement dated as of December 11, 1998 among the Borrower, Holdings, the Banks and the Administrative
Agent:

Period                                                             Amount
--------------------------------------------------------------------------------
6/30/98-12/30/98                                                   $ 50,000,000
--------------------------------------------------------------------------------
12/31/98-3/30/99                                                   $ 50,000,000
--------------------------------------------------------------------------------
3/31/99-12/30/99                                                   $ 75,000,000
--------------------------------------------------------------------------------
Thereafter                                                         $100,000,000
--------------------------------------------------------------------------------

     Section 6. Delivery of 1999 Strategic Plan. A new Section 5.26 is added to the Agreement immediately after Section 5.25 thereof, to read in its entirety as follows:

          SECTION 5.26. 1999 Bankers Meeting. On or prior to February 15, 1999,
                        --------------------
the Borrower shall host a bankers meeting where the Borrower shall discuss with the Banks the strategic plan for the 1999 fiscal year, which plan shall include the Borrower's operating and capital expenditure budgets and cash flow forecast on a quarterly basis for such fiscal year (which shall include a projected consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the last day of each fiscal quarter and the related projected statements of consolidated income and cash flows for such fiscal quarter and for the portion of such fiscal year to end at the end of such fiscal quarter).

     Section 7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     Section 8. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date hereof when the Administrative Agent shall have received (x) duly executed counterparts hereof signed by the Borrower and the Required Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party) and (y) for the account of each Bank that has delivered an executed counterpart hereof (or telegraphic, telex or other written confirmation of execution of a counterpart hereof) to the Administrative Agent on or prior to December 21, 1998, an amendment fee in such amount as shall have been previously agreed upon between the Borrower and the Banks.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                        CROWN PAPER CO.


                                        By   /s/ R. Neil Stuart
                                           ----------------------------------
                                            Title: EVP & CFO


                                        CROWN VANTAGE INC.


                                        By   /s/ R. Neil Stuart
                                            ---------------------------------
                                            Title: EVP & CFO

                                        MORGAN GUARANTY TRUST COMPANY OF
                                        NEW YORK

                                        By   /s/ Stephen J. Hannan
                                           ----------------------------------
                                             Title: Vice President


                                        THE BANK OF NEW YORK


                                        By   /s/ Robert J. Louk
                                           ----------------------------------
                                            Title: Vice President


                                        CERES FINANCE LTD.


                                        By   /s/ David Egglishaw
                                           ----------------------------------
                                            Title: Director


                                        THE CHASE MANHATTAN BANK


                                        By   /s/ Lenard Weiner
                                          ----------------------------------
                                             Title: Managing Director

                                   BANK AUSTRIA CREDITANSTALT
                                   CORPORATE FINANCE, INC.


                                   By   /s/ Jack R. Bertges
                                      --------------------------------------
                                       Title: Senior Vice President


                                   By   /s/ James F. McCann
                                      --------------------------------------
                                        Title: Vice President



                                   CHRISTIANIA BANK og KREDITKASSE


                                   By   /s/ Carl Petter Svendsen
                                      --------------------------------------
                                        Title: Senior Vice President


                                   By   /s/ Peter M. Dodge
                                      --------------------------------------
                                        Title: Senior Vice President


                                   DRESDNER BANK AG, NEW YORK AND GRAND
                                   CAYMAN BRANCHES


                                   By   /s/ John W. Sweeney
                                      --------------------------------------
                                       Title: Assistant Vice President

                                   By   /s/ Brigitte Sacin
                                      --------------------------------------
                                        Title: Assistant Treasurer

                                   FIRST SOURCE FINANCIAL LLP, by FIRST SOURCE
                                   FINANCIAL, INC., its Agent/Manager


                                   By   /s/ John P. Thacker
                                      --------------------------------------
                                        Title: Senior Vice President


                                   KZH III LLC


                                   By   /s/ Virginia Conway
                                      --------------------------------------
                                        Title: Authorized Agent


                                   KZH HIGHLAND-2 LLC


                                   By   /s/ Virginia Conway
                                      --------------------------------------
                                        Title: Authorized Agent


                                   THE LONG-TERM CREDIT BANK OF
                                   JAPAN, LTD., LOS ANGELES AGENCY


                                   By   /s/ Noboru Akahane
                                      --------------------------------------
                                        Title: Deputy General Manager

                                   MARINE MIDLAND BANK


                                   By   /s/ Susan L. LeFevre
                                      --------------------------------------
                                        Title: Authorized Signatory


                                   MERRILL LYNCH PRIME RATE PORTFOLIO


                                   By:  Merrill Lynch Asset Management, LP,
                                        as Investment Advisor


                                   By   /s/ Andrew C. Liggio
                                      --------------------------------------
                                        Title: Authorized Signatory


                                   MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.


                                   By   /s/ Andrew C. Liggio
                                      --------------------------------------
                                        Title: Authorized Signatory


                                   NATEXIS BANQUE BFCE


                                   By   /s/ Jordan Sadler
                                      --------------------------------------
                                        Title: Associate


                                   By   /s/ William C. Maier
                                      --------------------------------------
                                        Title: Senior Vice President

                                   NATIONSBANK, N.A.


                                   By   /s/ Christopher R. Gernhard
                                      --------------------------------------
                                        Title: Vice President


                                   THE NORTHWESTERN MUTUAL LIFE INSURANCE
                                   COMPANY


                                   By   /s/ Richard A. Strait
                                      --------------------------------------
                                        Title: Its Authorized Representative


                                   PNC BANK, NATIONAL ASSOCIATION


                                   By   /s/ Philip K. Liebscher
                                      --------------------------------------
                                        Title: Vice President


                                   MORGAN STANLEY DEAN WITTER PRIME INCOME
                                   TRUST


                                   By   /s/ Peter Gewirtz
                                      --------------------------------------
                                        Title: Authorized Signatory

                                   PAMCO CAYMAN LTD.

                                   By:  Highland Capital Management LP, as
                                   Collateral Manager


                                   By   /s/ James Dondero,
                                      --------------------------------------
                                        Title: CFA, CPA
                                               President
                                               Highland Capital
                                               Management L.P.


                                   KEYPORT LIFE INSURANCE COMPANY

                                   By:  Stein Roe & Farnham Incorporated, as
                                        Agent for Keyport Life Insurance Company


                                   By   /s/ Brian W. Good
                                      --------------------------------------
                                        Title: Vice President & Portfolio
                                               Manager


                                   SOUTHERN PACIFIC BANK


                                   By   /s/ Charles D. Martorano
                                      --------------------------------------
                                       Title: Senior Vice President


                                   STRATA FUNDING LTD.


                                   By   /s/ David Egglishaw
                                      --------------------------------------
                                       Title: Director

                                   VAN KAMPEN SENIOR INCOME TRUST


                                   By   /s/ Jeffrey W. Maillet
                                      --------------------------------------
                                        Title: Senior Vice President &
                                               Director


                                   VAN KAMPEN PRIME RATE INCOME TRUST


                                   By   /s/ Jeffrey W. Maillet
                                      --------------------------------------
                                        Title: Senior Vice President & Director


                                   ML CBO IV (CAYMAN) LTD.


                                   By:  Highland Capital Management LP, as
                                        Collateral Manager


                                   By   /s/ James Dondero
                                       --------------------------------------
                                        Title: CFA, CPA
                                               President
                                               Highland Capital
                                               Management L.P.


                                   MORGAN GUARANTY TRUST COMPANY, as
                                   Administrative Agent and Collateral Agent


                                   By   /s/ Stephen J. Hannan
                                      --------------------------------------
                                       Title: Vice President